Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2017							2018							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	16%	11%	—	—
Europe	1,146	1,188	2,334	1,262	3,596	1,392	4,988	1,406	1,408	2,814	1,365	4,179	1,479	5,658	6%	13%	(4)%	3%
Rest of the World	925	963	1,888	970	2,858	1,019	3,877	873	923	1,796	932	2,728	1,005	3,733	(1)%	(4)%	(6)%	(2)%
Other	120	128	248	158	406	147	553	136	143	279	159	438	146	584	(1)%	6%	N/A	N/A
Total	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	10%	9%	(2)%	1%

% of Revenues	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	55.5%	55.7%	55.6%	54.5%	55.2%	53.1%	54.7%	53.5%	56.6%	55.1%	56.8%	55.7%	56.0%	55.8%
Europe	23.3%	23.1%	23.2%	24.0%	23.5%	25.5%	24.0%	27.1%	24.7%	25.8%	24.0%	25.2%	24.8%	25.1%
Rest of the World	18.8%	18.7%	18.7%	18.5%	18.6%	18.7%	18.7%	16.8%	16.2%	16.5%	16.4%	16.5%	16.8%	16.5%
Other	2.4%	2.5%	2.5%	3.0%	2.7%	2.7%	2.6%	2.6%	2.5%	2.6%	2.8%	2.6%	2.4%	2.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$4,580	$4,770	$9,350	$4,862	$14,212	$5,046	$19,258	$4,972	$5,461	$10,433	$5,433	$15,866	$5,715	$21,581	13%	12%
Alliance and other revenues	349	374	723	392	1,115	403	1,518	221	243	464	258	722	258	980	(36)%	(35)%
Total Revenues	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	10%	9%

Cost of products sold	1,265	1,569	2,834	1,579	4,413	1,681	6,094	1,584	1,625	3,209	1,648	4,857	1,690	6,547	1%	7%
Marketing, selling and administrative	1,085	1,187	2,272	1,163	3,435	1,316	4,751	980	1,131	2,111	1,104	3,215	1,336	4,551	2%	(4)%
Research and development	1,303	1,679	2,982	1,561	4,543	1,939	6,482	1,250	2,435	3,685	1,280	4,965	1,380	6,345	(29)%	(2)%
Other income (net)	(679)	(586)	(1,265)	(232)	(1,497)	(185)	(1,682)	(400)	(4)	(404)	(508)	(912)	20	(892)	**	(47)%
Total Expenses	2,974	3,849	6,823	4,071	10,894	4,751	15,645	3,414	5,187	8,601	3,524	12,125	4,426	16,551	(7)%	6%

Earnings Before Income Taxes	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131	$1,779	$517	$2,296	$2,167	$4,463	$1,547	$6,010	**	17%
Provision for Income Taxes	429	373	802	327	1,129	3,027	4,156	284	135	419	255	674	357	1,031	(88)%	(75)%

Net Earnings/(Loss)	$1,526	$922	$2,448	$856	$3,304	$(2,329)	$975	$1,495	$382	$1,877	$1,912	$3,789	$1,190	$4,979	**	**
Net Earnings/(Loss) Attributable to Noncontrolling Interest	(48)	6	(42)	11	(31)	(1)	(32)	9	9	18	11	29	(2)	27	100%	**
Net Earnings/(Loss) Attributable to BMS	$1,574	$916	$2,490	$845	$3,335	$(2,328)	$1,007	$1,486	$373	$1,859	$1,901	$3,760	$1,192	$4,952	**	**

Diluted Earnings/(Loss) per Common Share*	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61	$0.91	$0.23	$1.13	$1.16	$2.30	$0.73	$3.03	**	**

Average Common Shares Outstanding - Diluted	1,671	1,650	1,660	1,645	1,655	1,635	1,652	1,640	1,636	1,638	1,636	1,637	1,637	1,637	—	(1)%
Dividends declared per common share	$0.39	$0.39	$0.78	$0.39	$1.17	$0.40	$1.57	$0.40	$0.40	$0.80	$0.40	$1.20	$0.41	$1.61	3%	3%

	2017							2018
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	74.3%	69.5%	71.9%	69.9%	71.2%	69.2%	70.7%	69.5%	71.5%	70.6%	71.0%	70.7%	71.7%	71.0%

Other Ratios
Effective tax rate	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.2%

Other income (net)	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$45	$52	$97	$48	$145	$51	$196	$46	$45	$91	$44	$135	$48	$183	(6)%	(7)%
Investment income	(26)	(29)	(55)	(32)	(87)	(39)	(126)	(36)	(38)	(74)	(44)	(118)	(55)	(173)	41%	37%
Loss/(gain) on equity investments	(7)	(5)	(12)	(5)	(17)	(6)	(23)	(15)	356	341	(97)	244	268	512	**	**
Provision for restructuring	164	15	179	28	207	86	293	20	37	57	45	102	29	131	(66)%	(55)%
Litigation and other settlements	(484)	(5)	(489)	-	(489)	2	(487)	-	(1)	(1)	11	10	24	34	**	**
Equity in net income of affiliates	(18)	(20)	(38)	(21)	(59)	(16)	(75)	(24)	(27)	(51)	(22)	(73)	(20)	(93)	25%	24%
Divestiture (gains)/losses	(127)	-	(127)	1	(126)	(38)	(164)	(45)	(25)	(70)	(108)	(178)	-	(178)	(100)%	9%
Royalties and licensing income	(199)	(685)	(884)	(209)	(1,093)	(258)	(1,351)	(367)	(353)	(720)	(338)	(1,058)	(295)	(1,353)	14%	—
Transition and other service fees	(7)	(13)	(20)	(12)	(32)	(5)	(37)	(4)	(1)	(5)	-	(5)	(7)	(12)	40%	(68)%
Pension and postretirement	1	(11)	(10)	(19)	(29)	28	(1)	(11)	(19)	(30)	(10)	(40)	13	(27)	(54)%	**
Intangible asset impairment	-	-	-	-	-	-	-	64	-	64	-	64	-	64	—	N/A
Loss on debt redemption	-	109	109	-	109	-	109	-	-	-	-	-	-	-	—	(100)%
Other	(21)	6	(15)	(11)	(26)	10	(16)	(28)	22	(6)	11	5	15	20	50%	**
	$(679)	$(586)	$(1,265)	$(232)	$(1,497)	$(185)	$(1,682)	$(400)	$(4)	$(404)	$(508)	$(912)	$20	$(892)	**	(47)%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2018
(Unaudited, dollars in millions)

					Favorable /		Favorable /
QUARTER-TO-DATE					(Unfavorable)	2018	(Unfavorable)	Growth %
	2018	2017	Growth $	Growth %	FX Impact $ *	Excluding FX	FX Impact % *	Excluding FX
Revenues	$5,973	$5,449	$524	10%	$(118)	$6,091	(2)%	12%
Gross profit	4,283	3,768	515	14%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	4,301	3,786	515	14%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	72.0%	69.5%

Marketing, selling and administrative	1,336	1,316	20	2%	27	1,363	2%	4%
Marketing, selling and administrative excluding specified items (a)	1,335	1,315	20	2%	27	1,362	2%	4%

Marketing, selling and administrative excluding specified items as a % of revenues	22.4%	24.1%

Research and development	1,380	1,939	(559)	(29)%	6	1,386	—	(29)%
Research and development excluding specified items (a)	1,358	1,411	(53)	(4)%	6	1,364	1%	(3)%

Research and development excluding specified items as a % of revenues	22.7%	25.9%

					Favorable /		Favorable /
YEAR-TO-DATE					(Unfavorable)	2018	(Unfavorable)	Growth %
	2018	2017	Growth $	Growth %	FX Impact $ *	Excluding FX	FX Impact % *	Excluding FX
Revenues	$22,561	$20,776	$1,785	9%	$114	$22,447	1%	8%
Gross profit	16,014	14,682	1,332	9%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	16,072	14,831	1,241	8%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	71.2%	71.4%

Marketing, selling and administrative	4,551	4,751	(200)	(4)%	(13)	4,538	—	(4)%
Marketing, selling and administrative excluding specified items(a)	4,549	4,750	(201)	(4)%	(13)	4,536	(1)%	(5)%

Marketing, selling and administrative excluding specified items as a % of revenues	20.2%	22.9%

Research and development	6,345	6,482	(137)	(2)%	(22)	6,323	—	(2)%
Research and development excluding specified items(a)	5,131	4,894	237	5%	(16)	5,115	—	5%

Research and development excluding specified items as a % of revenues	22.7%	23.6%

(a)	Refer to the Specified Items schedule for further details.
*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$1,127	$1,195	$2,322	$1,265	$3,587	$1,361	$4,948	$1,511	$1,627	$3,138	$1,793	$4,931	$1,804	$6,735	$443	$1,787	33%	36%
Eliquis	1,101	1,176	2,277	1,232	3,509	1,363	4,872	1,506	1,650	3,156	1,577	4,733	1,705	6,438	342	1,566	25%	32%
Orencia	535	650	1,185	632	1,817	662	2,479	593	711	1,304	675	1,979	731	2,710	69	231	10%	9%
Sprycel	463	506	969	509	1,478	527	2,005	438	535	973	491	1,464	536	2,000	9	(5)	2%	—
Yervoy	330	322	652	323	975	269	1,244	249	315	564	382	946	384	1,330	115	86	43%	7%
Empliciti	53	55	108	60	168	63	231	55	64	119	59	178	69	247	6	16	10%	7%

Established Brands
Baraclude	282	273	555	264	819	233	1,052	225	179	404	175	579	165	744	(68)	(308)	(29)%	(29)%
Reyataz Franchise	193	188	381	174	555	143	698	124	117	241	87	328	99	427	(44)	(271)	(31)%	(39)%
Sustiva Franchise(a)	184	188	372	183	555	174	729	84	73	157	72	229	54	283	(120)	(446)	(69)%	(61)%
Hepatitis C Franchise	162	112	274	73	347	59	406	3	12	15	(2)	13	4	17	(55)	(389)	(93)%	(96)%
Other Brands	499	479	978	539	1,517	595	2,112	405	421	826	382	1,208	422	1,630	(173)	(482)	(29)%	(23)%

Total	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$524	$1,785	10%	9%

(a)	The Sustiva Franchise includes sales of Sustiva, BMS’s share of Atripla revenues in Europe, and U.S. Atripla royalty revenue beginning January 1, 2018.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$761	$768	$1,529	$778	$2,307	$795	$3,102	$938	$1,024	$1,962	$1,141	$3,103	$1,136	$4,239	43%	37%
Eliquis	699	703	1,402	717	2,119	768	2,887	885	979	1,864	917	2,781	979	3,760	27%	30%
Orencia	362	449	811	432	1,243	461	1,704	385	501	886	474	1,360	515	1,875	12%	10%
Sprycel	247	281	528	278	806	299	1,105	214	310	524	267	791	300	1,091	—	(1)%
Yervoy	243	245	488	239	727	181	908	162	228	390	278	668	273	941	51%	4%
Empliciti	36	37	73	39	112	39	151	37	41	78	41	119	45	164	15%	9%

Established Brands
Baraclude	14	12	26	14	40	13	53	10	9	19	6	25	7	32	(46)%	(40)%
Reyataz Franchise	88	87	175	85	260	67	327	51	54	105	27	132	25	157	(63)%	(52)%
Sustiva Franchise(a)	153	161	314	157	471	151	622	10	8	18	5	23	4	27	(97)%	(96)%
Hepatitis C Franchise	42	30	72	24	96	13	109	5	(2)	3	(4)	(1)	(15)	(16)	**	**
Other Brands	93	92	185	101	286	104	390	81	78	159	83	242	74	316	(29)%	(19)%

Total(b)	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	16%	11%

**	In excess of +/- 100%
(a)	In 2018, U.S. Sustiva Franchise revenues include sales of Sustiva only.
(b)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$366	$427	$793	$487	$1,280	$566	$1,846	$573	$603	$1,176	$652	$1,828	$668	$2,496	18%	35%
Eliquis	402	473	875	515	1,390	595	1,985	621	671	1,292	660	1,952	726	2,678	22%	35%
Orencia	173	201	374	200	574	201	775	208	210	418	201	619	216	835	7%	8%
Sprycel	216	225	441	231	672	228	900	224	225	449	224	673	236	909	4%	1%
Yervoy	87	77	164	84	248	88	336	87	87	174	104	278	111	389	26%	16%
Empliciti	17	18	35	21	56	24	80	18	23	41	18	59	24	83	—	4%

Established Brands
Baraclude	268	261	529	250	779	220	999	215	170	385	169	554	158	712	(28)%	(29)%
Reyataz Franchise	105	101	206	89	295	76	371	73	63	136	60	196	74	270	(3)%	(27)%
Sustiva Franchise(a)	31	27	58	26	84	23	107	74	65	139	67	206	50	256	**	**
Hepatitis C Franchise	120	82	202	49	251	46	297	(2)	14	12	2	14	19	33	(59)%	(89)%
Other Brands	406	387	793	438	1,231	491	1,722	324	343	667	299	966	348	1,314	(29)%	(24)%

Total (b)	$2,191	$2,279	$4,470	$2,390	$6,860	$2,558	$9,418	$2,415	$2,474	$4,889	$2,456	$7,345	$2,630	$9,975	3%	6%

**	In excess of +/- 100%
(a)	The Sustiva Franchise includes BMS’s share of Atripla revenues in Europe, and U.S. Atripla royalty revenue beginning January 1, 2018.
(b)	The foreign exchange impact on international revenues was unfavorable 4% for the third quarter and favorable 1% year to date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Opdivo	18%	(7)%	25%	35%	-	35%
Eliquis	22%	(3)%	25%	35%	4%	31%
Orencia	7%	(5)%	12%	8%	1%	7%
Sprycel	4%	(3)%	7%	1%	1%	-
Yervoy	26%	(7)%	33%	16%	1%	15%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$-	$127	$127	$1	$128	$18	$146	$10	$-	$10	$-	$10	$7	$17
Accelerated depreciation and other shutdown costs	-	3	3	-	3	-	3	3	14	17	13	30	11	41
Cost of products sold	-	130	130	1	131	18	149	13	14	27	13	40	18	58

Marketing, selling and administrative	-	-	-	-	-	1	1	1	-	1	-	1	1	2

License and asset acquisition charges	50	393	443	310	753	377	1,130	60	1,075	1,135	—	1,135	-	1,135
IPRD impairments	75	-	75	-	75	-	75	-	-	-	-	-	-	-
Site exit costs and other	72	96	168	64	232	151	383	20	19	39	18	57	22	79
Research and development	197	489	686	374	1,060	528	1,588	80	1,094	1,174	18	1,192	22	1,214

Loss/(gain) on equity investments	-	-	-	-	-	-	-	(15)	356	341	(97)	244	268	512
Provision for restructuring	164	15	179	28	207	86	293	20	37	57	45	102	29	131
Litigation and other settlements	(481)	-	(481)	-	(481)	-	(481)	-	-	-	-	-	28	28
Divestiture gains	(100)	-	(100)	-	(100)	(26)	(126)	(43)	(25)	(68)	(108)	(176)	(1)	(177)
Royalties and licensing income	-	(497)	(497)	-	(497)	-	(497)	(50)	(25)	(75)	-	(75)	-	(75)
Pension and postretirement	33	36	69	22	91	71	162	31	37	68	27	95	26	121
Intangible asset impairment	-	-	-	-	-	-	-	64	-	64	-	64	-	64
Loss on debt redemption	-	109	109	-	109	-	109	-	-	-	-	-	-	-
Other income (net)	(384)	(337)	(721)	50	(671)	131	(540)	7	380	387	(133)	254	350	604

Increase/(decrease) to pretax income	(187)	282	95	425	520	678	1,198	101	1,488	1,589	(102)	1,487	391	1,878

Income taxes on specified items	72	20	92	(41)	51	(138)	(87)	(8)	(218)	(226)	1	(225)	(33)	(258)
Income taxes attributed to U.S. tax reform	-	-	-	-	-	2,911	2,911	(32)	3	(29)	(20)	(49)	(7)	(56)
Income taxes	72	20	92	(41)	51	2,773	2,824	(40)	(215)	(255)	(19)	(274)	(40)	(314)

Increase/(decrease) to net earnings	(115)	302	187	384	571	3,451	4,022	61	1,273	1,334	(121)	1,213	351	1,564

Noncontrolling interest	(59)	-	(59)	-	(59)	-	(59)	-	-	-	-	-	-	-

Increase/(decrease) to net earnings used for diluted Non-GAAP EPS calculation	$(174)	$302	$128	$384	$512	$3,451	$3,963	$61	$1,273	$1,334	$(121)	$1,213	$351	$1,564

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,664	$3,575	$7,239	$3,675	$10,914	$3,768	$14,682	$3,609	$4,079	$7,688	$4,043	$11,731	$4,283	$16,014
Specified items (a)	-	130	130	1	131	18	149	13	14	27	13	40	18	58
Gross profit excluding specified items	3,664	3,705	7,369	3,676	11,045	3,786	14,831	3,622	4,093	7,715	4,056	11,771	4,301	16,072

Marketing, selling and administrative	1,085	1,187	2,272	1,163	3,435	1,316	4,751	980	1,131	2,111	1,104	3,215	1,336	4,551
Specified items (a)	-	-	-	-	-	(1)	(1)	(1)	-	(1)	-	(1)	(1)	(2)
Marketing, selling and administrative excluding specified items	1,085	1,187	2,272	1,163	3,435	1,315	4,750	979	1,131	2,110	1,104	3,214	1,335	4,549

Research and development	1,303	1,679	2,982	1,561	4,543	1,939	6,482	1,250	2,435	3,685	1,280	4,965	1,380	6,345
Specified items (a)	(197)	(489)	(686)	(374)	(1,060)	(528)	(1,588)	(80)	(1,094)	(1,174)	(18)	(1,192)	(22)	(1,214)
Research and development excluding specified items	1,106	1,190	2,296	1,187	3,483	1,411	4,894	1,170	1,341	2,511	1,262	3,773	1,358	5,131

Other income (net)	(679)	(586)	(1,265)	(232)	(1,497)	(185)	(1,682)	(400)	(4)	(404)	(508)	(912)	20	(892)
Specified items (a)	384	337	721	(50)	671	(131)	540	(7)	(380)	(387)	133	(254)	(350)	(604)
Other income (net) excluding specified items	(295)	(249)	(544)	(282)	(826)	(316)	(1,142)	(407)	(384)	(791)	(375)	(1,166)	(330)	(1,496)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year

Earnings before income taxes	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131	$1,779	$517	$2,296	$2,167	$4,463	$1,547	$6,010
Specified items(a)	(187)	282	95	425	520	678	1,198	101	1,488	1,589	(102)	1,487	391	1,878
Earnings before income taxes excluding specified items	1,768	1,577	3,345	1,608	4,953	1,376	6,329	1,880	2,005	3,885	2,065	5,950	1,938	7,888

Provision for income taxes	429	373	802	327	1,129	3,027	4,156	284	135	419	255	674	357	1,031
Tax on specified items(a)	72	20	92	(41)	51	(138)	(87)	(8)	(218)	(226)	1	(225)	(33)	(258)
Income taxes attributed to U.S. tax reform(a)	-	-	-	-	-	2,911	2,911	(32)	3	(29)	(20)	(49)	(7)	(56)
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	357	353	710	368	1,078	254	1,332	324	350	674	274	948	397	1,345

Net Earnings/(Loss) Attributable to Noncontrolling Interest	(48)	6	(42)	11	(31)	(1)	(32)	9	9	18	11	29	(2)	27
Specified items(a)	(59)	-	(59)	-	(59)	-	(59)	-	-	-	-	-	-	—
Net Earnings/(Loss) Attributable to Noncontrolling Interest excluding specified items	11	6	17	11	28	(1)	27	9	9	18	11	29	(2)	27

Net earnings/(Loss) attributable to BMS used for Diluted EPS Calculation - GAAP	1,574	916	2,490	845	3,335	(2,328)	1,007	1,486	373	1,859	1,901	3,760	1,192	4,952
Specified items(a)	(174)	302	128	384	512	3,451	3,963	61	1,273	1,334	(121)	1,213	351	1,564
Net earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,400	1,218	2,618	1,229	3,847	1,123	4,970	1,547	1,646	3,193	1,780	4,973	1,543	6,516

Weighted-average Common shares Outstanding - Diluted- GAAP	1,671	1,650	1,660	1,645	1,655	1,635	1,652	1,640	1,636	1,638	1,636	1,637	1,637	1,637
Weighted-average Common shares Outstanding - Diluted- Non-GAAP	1,671	1,650	1,660	1,645	1,655	1,642	1,652	1,640	1,636	1,638	1,636	1,637	1,637	1,637

Diluted Earnings/(Loss) Per Share - GAAP	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61	$0.91	$0.23	$1.13	$1.16	$2.30	$0.73	$3.03
Diluted Earnings/(Loss) Per Share attributable to specified items	(0.10)	0.18	0.08	0.24	0.30	2.10	2.40	0.03	0.78	0.82	(0.07)	0.74	0.21	0.95
Diluted Earnings Per Share - Non-GAAP	$0.84	$0.74	$1.58	$0.75	$2.32	$0.68	$3.01	$0.94	$1.01	$1.95	$1.09	$3.04	$0.94	$3.98

Effective Tax Rate	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.2%
Specified items(a)	(1.7)%	(6.4)%	(3.5)%	(4.7)%	(3.7)%	(415.2)%	(60.0)%	1.2%	(8.6)%	(0.9)%	1.5%	0.8%	(2.6)%	(0.1)%
Effective Tax Rate excluding specified items	20.2%	22.4%	21.2%	22.9%	21.8%	18.5%	21.0%	17.2%	17.5%	17.3%	13.3%	15.9%	20.5%	17.1%

(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

Information pertaining to the Company's historical GAAP and Non-GAAP EPS and compound annual growth rate (CAGR) is presented below:

	2014	2015	2016	2017	2018	CAGR
GAAP EPS	$1.20	$0.93	$2.65	$0.61	$3.03	20.4%

Non-GAAP EPS	$1.85	$2.01	$2.83	$3.01	$3.98	16.5%

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2017	2017	2017	2017	2018	2018	2018	2018

Cash and cash equivalents	$3,910	$3,470	$4,644	$5,421	$5,342	$4,999	$5,408	$6,911
Marketable securities - current	2,199	3,035	2,478	1,391	1,428	1,076	1,422	1,973
Marketable securities - non-current	2,685	2,580	2,526	2,480	2,252	2,117	2,017	1,775
Cash, cash equivalents and marketable securities	8,794	9,085	9,648	9,292	9,022	8,192	8,847	10,659

Short-term debt obligations	(1,197)	(1,306)	(1,461)	(987)	(1,925)	(1,716)	(1,620)	(1,703)
Long-term debt	(7,237)	(6,911)	(6,982)	(6,975)	(5,775)	(5,671)	(5,687)	(5,646)
Net cash position	$360	$868	$1,205	$1,330	$1,322	$805	$1,540	$3,310

BRISTOL-MYERS SQUIBB COMPANY
2019 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2019

	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.75 to $3.85

Projected Specified Items:
Restructuring, accelerated depreciation and other exit costs(1)	(0.10)	(0.02)	(0.08)
Divestiture gains and licensing income	0.84	0.08	0.76
Research and development license and asset acquisition charges	(0.16)	—	(0.16)
Pension charges	(1.11)	(0.24)	(0.87)
Total	(0.53)	(0.18)	(0.35)

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$4.10 to $4.20

(1)	Includes items recognized in Cost of products sold, Research and development and Other income (net).

The following table summarizes the company’s 2019 financial guidance:

Line item	GAAP	Non-GAAP

Worldwide revenues	Increasing in the mid-single digits	Increasing in the mid-single digits

Gross margin as a percent of revenue	Approximately 70% to 71%	Approximately 70% to 71%

Marketing, selling and administrative expense	Decreasing in the mid-single digit range	Decreasing in the mid-single digit range

Research and development expense	Decreasing in the mid-single digits	Increasing in the high-single digits

Effective tax rate	Approximately 15%	Approximately 17%

The GAAP financial results for the full year 2019 will include specified items, including charges associated with restructuring, downsizing and streamlining worldwide operations, gains/losses on divestitures, license and asset acquisition charges and pension charges. The EPS guidance for 2019 excludes the impact of the Celgene acquisition or any potential future strategic acquisitions and divestitures, and other specified items that have not yet been identified and quantified, including litigation and other settlements, licensed asset impairments and gains/losses on equity investments, among other items. Bristol-Myers Squibb will provide full line-item guidance when the company reports its fourth quarter and full year results on January 24, 2019.